Exhibit 99.2

News Corp Announces Secondary Offering of Class B Common Stock

New York, NY – September 8, 2025 – News Corporation (“News Corp” or the “Company”) (NASDAQ: NWSA, NWS; ASX: NWS, NWSLV) today announced that trusts established for the benefit of Prudence MacLeod, Elisabeth Murdoch and James Murdoch and his or her respective descendants and charitable organizations (the “Selling Stockholders”) intend to offer an aggregate of 14,182,161 shares of News Corp’s Class B common stock, par value $0.01 per share (the “Class B common stock”), in an underwritten public offering (the “Offering”).

The Selling Stockholders will receive all of the proceeds from the Offering. The Company is not selling any shares of Class B common stock in the Offering and will not receive any proceeds from the Offering. The Offering is subject to market and other conditions, and there can be no assurance as to whether or when the Offering may be completed.

Morgan Stanley is acting as the sole underwriter for the Offering.

The Offering will be made only by means of an effective registration statement and a prospectus. The Company has previously filed with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement (including a prospectus) on Form S-3 (File No. 333-287206) and plans to file a preliminary prospectus supplement for the Offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement, the accompanying preliminary prospectus supplement and other documents the Company has filed with the SEC for more complete information about the Company and the Offering. The Offering will be made only by means of a prospectus and a related prospectus supplement relating to the Offering, copies of which may be obtained from Morgan Stanley, Attention: Prospectus Department, 180 Varick Street, 2nd Floor, New York, NY 10014, or by email at prospectus@morganstanley.com. These documents can also be accessed through the SEC’s website at www.sec.gov. This press release shall not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Contacts

News Corp Corporate Communications

Arthur Bochner

646-422-9671

abochner@newscorp.com

News Corp Investor Relations

Michael Florin

212-416-3363

mflorin@newscorp.com

Anthony Rudolf

212-416-3040

arudolf@newscorp.com

About News Corp

News Corp (Nasdaq: NWS, NWSA; ASX: NWS, NWSLV) is a global, diversified media and information services company focused on creating and distributing authoritative and engaging content and other products and services. The Company comprises businesses across a range of media, including: information services and news, digital real estate services and book publishing. Headquartered in New York, News Corp operates primarily in the United States, Australia and the United Kingdom, and its content and other products and services are distributed and consumed worldwide. More information is available at: http://www.newscorp.com.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements based on current expectations or beliefs, as well as assumptions about future events, and these statements are subject to factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. The words “expect,” “estimate,” “anticipate,” “predict,” “believe,” “potential,” “will,” “should” and similar expressions and variations thereof are intended to identify forward-looking statements. These statements appear in a number of places in this release. Readers are cautioned that any forward-looking statements are not guarantees of future performance and involve risks and uncertainties. Many factors could cause actual results to differ materially from those described in these forward-looking statements, including the risks, uncertainties and other factors described in News Corp’s filings with the SEC. The forward-looking statements in this release speak only as of this date and News Corp undertakes no obligation (and expressly disclaims any obligation) to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.